                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated July 2, 1998, as amended September 20, 2001 and April 29, 2002, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, Hartford Life Insurance Company, a Connecticut life insurance company, Hartford Life and Annuity Insurance Company, a Connecticut life insurance company and Hartford Securities Distribution Company, Inc., a Connecticut corporation, is hereby amended as follows:

Schedules A & B to the Agreement are hereby deleted and replaced in their entirety with the following:

                                   SCHEDULE A

                                          SEPARATE ACCOUNTS UTILIZING    CONTRACTS FUNDED BY THE SEPARATE
  FUNDS AVAILABLE UNDER THE POLICIES               THE FUNDS                         ACCOUNTS
-------------------------------------   ------------------------------   --------------------------------
          (SERIES I SHARES)
AIM V.I. Aggressive Growth Fund         -    Hartford Life Separate      -    Nations Variable Annuity
AIM V.I. Basic Value Fund                    Account Two                      Contract
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund      -    Hartford Life Separate      -    Nations Outlook Variable
AIM V.I. Dent Demographic Trends Fund        Account Seven                    Annuity Contract
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund                -    Hartford Life and Annuity   -    Hartford Leaders Variable
AIM V.I. International Growth Fund           Separate Account Seven           Annuity Contract
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Premier Equity Fund            -    Hartford Life Separate      -    Hartford Leaders Outlook
                                             Account VL I                     Variable Annuity Contract

                                        -    Hartford Life               -    Hartford Leaders Access
                                             Separate Account VL II           Variable Annuity Contract

                                        -    Hartford Life and Annuity   -    Hartford Leaders Edge
                                             Separate Account VL I            Variable Annuity Contract

                                                                         -    Hartford Leaders Plus
                                        -    Hartford Life and Annuity        Variable Annuity Contract
                                             Separate Account VL II
                                                                         -    Hartford Leaders Elite
                                                                              Variable Annuity Contract

                                                                         -    Hartford Leaders Elite Plus
                                                                              Variable Annuity Contract

                                                                         -    Hartford Leaders Elite
                                                                              Outlook Variable Annuity
                                                                              Contract

                                                                         -    Hartford Leaders Solution
                                                                              Variable Annuity Contract

                                                                         -    Hartford Leaders Solution
                                                                              Plus Variable Annuity
                                                                              Contract

                                                                         -    Hartford Leaders Solution
                                                                              Outlook

                                                                         -    Hartford Leaders Vision
                                                                              Variable Annuity Contract

                                                                         -    Huntington Hartford Leaders
                                                                              Outlook

                                                                         -    Classic Hartford Leaders
                                                                              Outlook

                                                                         -    Stag Accumulator Variable
                                                                              Universal Life Policy

                                                                         -    Stag Protector Variable
                                                                              Universal Life Policy

                                                                         -    Stag Last Survivor II

                                   SCHEDULE B

-    AIM VARIABLE INSURANCE FUNDS

     SERIES I SHARES

          AIM V.I. Aggressive Growth Fund
          AIM V.I. Basic Value Fund
          AIM V.I. Blue Chip Fund
          AIM V.I. Capital Appreciation Fund
          AIM V.I. Government Securities Fund
          AIM V.I. High Yield Fund
          AIM V.I. International Growth Fund
          AIM V.I. Mid Cap Core Equity Fund
          AIM V.I. Premier Equity Fund

-    AIM Logo and Design

                             LOGO COLORS

(AIM INVESTMENTS(SM) LOGO)   One Color - both the box and the word Investments
                             print black with a white Chevron and White AIM inside the box.

                             Two Colors - in printed versions of the logo, the preferred usage is always two color reproduction. The box prints in PMS 356 Green with Chevron and AIM white and with the word Investments printing Black.

(AIM INVESTMENTS(SM) LOGO)   Four Color Process - the box prints Cyan 100%,
                             Magenta 0%, Yellow 100%, Black 20% to simulate PMS
                             356 Green. The word Investments prints solid black.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date: June 1, 2003.


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

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        HARTFORD LIFE INSURANCE COMPANY ON
                                        BEHALF OF ITSELF AND ITS ACCOUNTS


Attest:                                 By: /s/ David Levenson
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY


Attest:                                 By: /s/ David Levenson
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        HARTFORD SECURITIES DISTRIBUTION
                                        COMPANY, INC.


Attest:                                 By: /s/ David Levenson
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        3